Exhibit 99.1

1st Qtr 2012 Statistical Supplement

CONTENTS

2	DUKE ENERGY CORPORATION

	2	Consolidating Statement of Operations (Q1 2012)

	3	Consolidating Statement of Operations (Q1 2011)

	4	Consolidating Balance Sheet - Assets

	5	Consolidating Balance Sheet - Liabilities and Common Stockholders’ Equity

6	U.S. FRANCHISED ELECTRIC AND GAS

	6	Consolidating Segment Income (Q1 2012)

	7	Consolidating Segment Income (Q1 2011)

	8	Consolidating Balance Sheet - Assets

	9	Consolidating Balance Sheet - Liabilities and Common Stockholders’ Equity

	10	Operating Statistics (Carolinas)

	11	Operating Statistics (DE Midwest - Electric & Gas)

12	APPENDIX

	12	Duke Energy Ohio Supplement (Q1 2012)

	13	Duke Energy Ohio Supplement (Q1 2011)

	14	Reconciliation of “As Reported” Results to “As Recasted”

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Three Months Ended
	U.S. Franchised	Commercial	International		Eliminations/	March 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

OPERATING REVENUES
Regulated electric	$2,488	$23	$—	$—	$(10)	$2,501
Non-regulated electric, natural gas, and other	9	557	402	15	(25)	958
Regulated natural gas	171	—	—	—	—	171
Total operating revenues	2,668	580	402	15	(35)	3,630

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	777	—	—	—	—	777
Fuel used in electric generation and purchased power - non-regulated	—	339	123	—	(14)	448
Cost of natural gas and coal sold	75	8	19	—	—	102
Operation, maintenance and other	589	116	77	(14)	(22)	746
Depreciation and amortization	368	56	24	30	1	479
Property and other taxes	171	11	2	—	—	184
Impairment charges (a)	402	—	—	—	—	402
Total operating expenses	2,382	530	245	16	(35)	3,138
GAINS (LOSSES) ON SALES OF OTHER ASSETS AND OTHER, NET	4	—	—	(1)	—	3
OPERATING INCOME (LOSS)	290	50	157	(2)	—	495

OTHER INCOME AND EXPENSES
Other income and expenses, net	62	8	54	5	—	129
Interest Expense	146	19	16	43	—	224
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	206	39	195	(40)	—	400
Income Tax Expense (Benefit)	70	8	49	(24)	—	103
INCOME (LOSS) FROM CONTINUING OPERATIONS	136	31	146	(16)	—	297
Less: Net Income (Loss) attributable to non-controlling interest	—	—	4	—	—	4
INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	136	31	142	(16)	—	293
Income from Discontinued Operations, net of tax						2
NET INCOME ATTRIBUTABLE TO DUKE ENERGY CORPORATION						$295

(a) Primarily due to a $400 million non-cash impairment charge on the Edwardsport IGCC project resulting from a settlement agreement in April 2012.

Consolidated Data

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Three Months Ended
	U.S. Franchised	Commercial	International		Eliminations/	March 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2011

OPERATING REVENUES
Regulated electric	$2,437	$145	$—	$—	$(9)	$2,573
Non-regulated electric, natural gas, and other	10	499	348	11	(13)	855
Regulated natural gas	236	—	—	—	(1)	235
Total operating revenues	2,683	644	348	11	(23)	3,663

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	750	62		—	—	812
Fuel used in electric generation and purchased power - non-regulated	—	279	97	—	—	376
Cost of natural gas and coal sold	119	16	16	—	—	151
Operation, maintenance and other	694	135	75	(1)	(23)	880
Depreciation and amortization	347	59	21	27	—	454
Property and other taxes	171	13	2	—	—	186
Total operating expenses	2,081	564	211	26	(23)	2,859
GAINS (LOSSES) ON SALES OF OTHER ASSETS AND OTHER, NET	—	2	—	8	—	10
OPERATING INCOME (LOSS)	602	82	137	(7)	—	814

OTHER INCOME AND EXPENSES
Other income and expenses, net	61	9	59	22	—	151
Interest Expense	140	24	16	39	—	219
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	523	67	180	(24)	—	746
Income Tax Expense (Benefit)	182	18	48	(15)	—	233
INCOME (LOSS) FROM CONTINUING OPERATIONS	341	49	132	(9)	—	513
Less: Net Income (Loss) attributable to non-controlling interest	—	—	4	(2)	—	2
NET INCOME ATTRIBUTABLE TO DUKE ENERGY CORPORATION	341	49	128	(7)	—	$511

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	March 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

CURRENT ASSETS
Cash and cash equivalents	$54	$15	$898	$104	$—	$1,071
Short-term investments	—	—	238	—	—	238
Receivables, net	677	1,011	397	825	(2,297)	613
Restricted receivables of variable interest entities, net	1,092	32	—	—	—	1,124
Inventory	1,501	140	102	11	—	1,754
Other	534	277	35	324	(46)	1,124
Total current assets	3,858	1,475	1,670	1,264	(2,343)	5,924

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	6	196	103	174	—	479
Investments and advances (from) to subsidiaries	(73)	(4)	(5)	31,098	(31,016)	—
Nuclear decommissioning trust funds	2,247	—	—	—	—	2,247
Goodwill	3,483	69	301	—	—	3,853
Intangibles, net	63	266	29	1	(2)	357
Notes receivable	3	—	65	450	(450)	68
Restricted other assets of variable interest entities	—	129	—	—	—	129
Other	1,120	180	141	605	57	2,103
Total investments and other assets	6,849	836	634	32,328	(31,411)	9,236

PROPERTY, PLANT AND EQUIPMENT
Cost	51,288	5,173	3,500	1,076	(1)	61,036
Cost, variable interest entities	—	942	—	—	—	942
Accumulated depreciation and amortization	(16,925)	(774)	(926)	(462)	1	(19,086)
Generation facilities to be retired, net	79	—	—	—	—	79
Net property, plant and equipment	34,442	5,341	2,574	614	—	42,971

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	2,993	67	—	457	—	3,517
Other	103	32	—	17	(1)	151
Total regulatory assets and deferred debits	3,096	99	—	474	(1)	3,668
TOTAL ASSETS	48,245	7,751	4,878	34,680	(33,755)	61,799

Intercompany balances	(455)	(867)	(126)	(32,343)	33,791	—

REPORTABLE SEGMENT ASSETS	$47,790	$6,884	$4,752	$2,337	$36	$61,799

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - LIABILITIES AND EQUITY

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	March 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

CURRENT LIABILITIES
Accounts payable	$984	$315	$23	$1,040	$(1,312)	$1,050
Notes payable and commercial paper	154	—	—	996	(969)	181
Non-recourse notes payable of variable interest entities	275	—	—	—	—	275
Taxes accrued (prepaid)	192	(14)	59	157	(25)	369
Interest accrued	222	6	27	31	1	287
Current maturities of long-term debt	635	379	50	4	(1)	1,067
Other	654	81	67	302	(50)	1,054
Total current liabilities	3,116	767	226	2,530	(2,356)	4,283

LONG-TERM DEBT	12,951	607	632	4,342	(451)	18,081
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	645	—	—	—	945

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	6,578	1,125	162	(139)	—	7,726
Investment tax credits	381	—	—	—	—	381
Accrued pension and other post-retirement benefit costs	490	68	—	287	1	846
Asset retirement obligations	1,940	24	1	—	—	1,965
Regulatory Liabilities	2,929	—	—	22	—	2,951
Other	1,121	116	74	366	66	1,743
Total deferred credits and other liabilities	13,439	1,333	237	536	67	15,612

EQUITY
Common stock	392	379	13	1	(784)	1
Additional paid-in capital	8,152	6,315	1,818	27,551	(22,715)	21,121
Retained earnings (accumulated deficit)	9,914	(2,242)	1,834	(148)	(7,525)	1,833
Accumulated other comprehensive (loss) income	(19)	(69)	38	(134)	10	(174)
Total Duke Energy Corporation shareholders’ equity	18,439	4,383	3,703	27,270	(31,014)	22,781
Noncontrolling interests	—	16	80	2	(1)	97
Total equity	18,439	4,399	3,783	27,272	(31,015)	22,878
TOTAL LIABILITIES AND EQUITY	48,245	7,751	4,878	34,680	(33,755)	61,799

Intercompany balances	(455)	(867)	(126)	(32,343)	33,791	—

REPORTABLE SEGMENT LIABILITIES AND EQUITY	$47,790	$6,884	$4,752	$2,337	$36	$61,799

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

					Three Months Ended
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	March 31,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2012

OPERATING REVENUES
Regulated electric	$1,499	$302	$688	$(1)	$2,488
Non-regulated electric, natural gas, and other	2	—	—	7	9
Regulated natural gas	—	171	—	—	171
Total operating revenues	1,501	473	688	6	2,668

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	380	114	283	—	777
Cost of natural gas and coal sold	—	75	—	—	75
Operation, maintenance and other	320	115	156	(2)	589
Depreciation and amortization	228	43	96	1	368
Property and other taxes	90	60	21	—	171
Impairment charges (a)	—	—	400	2	402
Total operating expenses	1,018	407	956	1	2,382
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	3	1	—	—	4
OPERATING INCOME (LOSS)	486	67	(268)	5	290

OTHER INCOME AND EXPENSES
Other income and expenses, net (b)	40	3	23	(4)	62
Interest Expense	97	15	34	—	146
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	429	55	(279)	1	206
Income Tax expense (benefit)	156	21	(116)	9	70
INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	273	34	(163)	(8)	136

(a) Primarily due to a $400 million non-cash impairment charge on the Edwardsport IGCC project resulting from a settlement agreement in April 2012.

(b) Primarily due to an equity component of allowance for funds used during construction of $37 million for Carolinas, $1 million for Ohio and $21 million for Indiana, respectively.

Consolidating Segment Income

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

					Three Months Ended
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	March 31,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2011

OPERATING REVENUES
Regulated electric	$1,550	$228	$659	$—	$2,437
Non-regulated electric, natural gas, and other	2	—	—	8	10
Regulated natural gas	—	236	—	—	236
Total operating revenues	1,552	464	659	8	2,683

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	469	35	246	—	750
Cost of natural gas and coal sold	—	119	—	—	119
Operation, maintenance and other	422	112	158	2	694
Depreciation and amortization	201	46	100	—	347
Property and other taxes	84	65	22	—	171
Total operating expenses	1,176	377	526	2	2,081
OPERATING INCOME (LOSS)	376	87	133	6	602

OTHER INCOME AND EXPENSES
Other income and expenses, net (a)	42	4	23	(8)	61
Interest Expense	89	14	36	1	140
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	329	77	120	(3)	523
Income Tax expense (benefit)	116	29	42	(5)	182
INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	213	48	78	2	341

(a) Primarily due to an equity component of allowance for funds used during construction of $39 million for Carolinas, $2 million for Ohio and $19 million for Indiana, respectively.

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	Duke Energy	Duke Energy	Duke Energy	Eliminations/	March 31,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2012

CURRENT ASSETS
Cash and cash equivalents	$15	$17	$22	$—	$54
Receivables, net	460	486	1,486	(1,755)	677
Restricted receivables of variable interest entities, net	593	—	—	499	1,092
Inventory	1,021	116	364	—	1,501
Other	335	75	122	2	534
Total current assets	2,424	694	1,994	(1,254)	3,858

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	6	—	—	—	6
Investments and advances to (from) subsidiaries	(54)	(3)	3,564	(3,580)	(73)
Nuclear decommissioning trust funds	2,247	—	—	—	2,247
Goodwill	—	921	—	2,562	3,483
Intangibles, net	11	4	47	1	63
Notes receivable	—	—	3	—	3
Other	955	42	116	7	1,120
Total investments and other assets	3,165	964	3,730	(1,010)	6,849

PROPERTY, PLANT AND EQUIPMENT
Cost	33,257	6,274	11,733	24	51,288
Accumulated depreciation and amortization	(11,460)	(1,954)	(3,511)	—	(16,925)
Generation facilities to be retired, net	79	—	—	—	79
Net property, plant and equipment	21,876	4,320	8,222	24	34,442

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	1,800	447	746	—	2,993
Other	69	7	24	3	103
Total regulatory assets and deferred debits	1,869	454	770	3	3,096
TOTAL ASSETS	29,334	6,432	14,716	(2,237)	48,245

Intercompany balances	22	—	(4,840)	4,363	(455)

REPORTABLE SEGMENT ASSETS	$29,356	$6,432	$9,876	$2,126	$47,790

Segment Consolidating Balance Sheet

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - LIABILITIES AND COMMON STOCKHOLDERS’ EQUITY

(Unaudited)

	Duke Energy	Duke Energy	Duke Energy	Eliminations/	March 31,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2012

CURRENT LIABILITIES
Accounts payable	$449	$190	$183	$162	$984
Notes payable and commercial paper	—	—	178	(24)	154
Non-recourse notes payable of variable interest entities	—	—	—	275	275
Taxes accrued	61	65	66	—	192
Interest accrued	150	25	48	(1)	222
Current maturities of long-term debt	427	202	5	1	635
Other	470	92	92	—	654
Total current liabilities	1,557	574	572	413	3,116

LONG-TERM DEBT	7,796	1,453	3,702	—	12,951
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	—	—	—	300

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	4,727	1,038	811	2	6,578
Investment tax credits	231	7	143	—	381
Accrued pension and other post-retirement benefit costs	241	89	159	1	490
Asset retirement obligations	1,875	22	44	(1)	1,940
Regulatory Liabilities	1,970	265	684	10	2,929
Other	917	102	102	—	1,121
Total deferred credits and other liabilities	9,961	1,523	1,943	12	13,439

Common stock	—	392	1	(1)	392
Additional paid-in capital	1,426	2,169	2,732	1,825	8,152
Retained earnings	8,313	321	5,754	(4,474)	9,914
Accumulated other comprehensive (loss) income	(19)	—	12	(12)	(19)
Total common stockholders’ equity	9,720	2,882	8,499	(2,662)	18,439
TOTAL LIABILITIES AND COMMON STOCKHOLDERS’ EQUITY	29,334	6,432	14,716	(2,237)	48,245

Intercompany balances	22	—	(4,840)	4,363	(455)

REPORTABLE SEGMENT LIABILITIES AND COMMON STOCKHOLDERS’ EQUITY	$29,356	$6,432	$9,876	$2,126	$47,790

Franchised Electric - Carolinas

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2012	2011

ELECTRIC ENERGY SALES (GWH)
Residential	7,030	8,172
General service	6,391	6,488
Industrial	4,879	4,789
Other energy and wholesale	1,333	1,659
Total GWh sales billed	19,633	21,108
Unbilled GWh sales	(172)	(524)
TOTAL GWH SALES	19,461	20,584

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	2,048	2,039
General service	336	334
Industrial	7	7
Other energy and wholesale	14	14
TOTAL AVERAGE NUMBER OF CUSTOMERS	2,405	2,394

Operating Statistics

Franchised Electric - DE Midwest Electric & Gas

OPERATING STATISTICS

(Unaudited)

	Three Months Ended March 31,
	2012	2011

ELECTRIC ENERGY SALES (GWH)
Residential	4,754	5,400
General service	4,167	4,379
Industrial	3,954	3,869
Other energy and wholesale	1,563	1,619
Total GWh sales billed	14,438	15,267
Unbilled GWh sales	(115)	(495)
TOTAL GWH SALES	14,323	14,772

AVERAGE NUMBER OF ELECTRIC AND GAS CUSTOMERS (IN THOUSANDS)
Residential	1,892	1,883
General service	231	230
Industrial	7	7
Other energy and wholesale	5	4
TOTAL AVERAGE NUMBER OF ELECTRIC AND GAS CUSTOMERS	2,135	2,124

AVERAGE NUMBER OF ELECTRIC CUSTOMERS (IN THOUSANDS)
Residential	1,420	1,414
General service	186	185
Industrial	5	5
Other energy and wholesale	5	4
TOTAL AVERAGE NUMBER OF ELECTRIC CUSTOMERS	1,616	1,608

AVERAGE NUMBER OF GAS CUSTOMERS (IN THOUSANDS)
Residential	472	469
General service	45	45
Industrial	2	2
TOTAL AVERAGE NUMBER OF GAS CUSTOMERS	519	516

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Three Months Ended March 31, 2012

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric	$223	$79	$23	$(1)	$324
Non-regulated electric and other	—	—	431	(14)	417
Regulated natural gas	132	39	—	—	171
Total operating revenues	355	118	454	(15)	912

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	85	29	—	—	114
Fuel used in electric generation and purchased power - non-regulated	—	—	253	(14)	239
Cost of natural gas and coal sold	56	19	—	—	75
Operation, maintenance and other	81	34	76	5	196
Depreciation and amortization	32	11	40	—	83
Property and other taxes	57	3	8	—	68
Total operating expenses	311	96	377	(9)	775
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	1	—	—	—	1
OPERATING INCOME (LOSS)	45	22	77	(6)	138

OTHER INCOME AND EXPENSES, NET	2	1	2	(1)	4
INTEREST EXPENSE	11	4	10	(1)	24
INCOME (LOSS) BEFORE INCOME TAXES	36	19	69	(6)	118
INCOME TAX EXPENSE (BENEFIT)	14	7	25	(2)	44
NET INCOME (LOSS)	$22	$12	$44	$(4)	$74

Duke Energy Ohio Supplement

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Three Months Ended March 31, 2011

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric	$142	$86	$145	$(1)	$372
Non-regulated electric and other	—	—	271	—	271
Regulated natural gas	180	56	—	—	236
Total operating revenues	322	142	416	(1)	879

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	—	35	62	—	97
Fuel used in electric generation and purchased power - non-regulated	—	—	164	—	164
Cost of natural gas and coal sold	89	30	—	—	119
Operation, maintenance and other	79	33	90	3	205
Depreciation and amortization	34	12	42	—	88
Property and other taxes	62	3	8	—	73
Total operating expenses	264	113	366	3	746
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	—	—	2	—	2
OPERATING INCOME (LOSS)	58	29	52	(4)	135

OTHER INCOME AND EXPENSES, NET	3	1	1	—	5
INTEREST EXPENSE	10	4	10	—	24
INCOME (LOSS) BEFORE INCOME TAXES	51	26	43	(4)	116
INCOME TAX EXPENSE (BENEFIT)	20	9	15	(1)	43
NET INCOME (LOSS)	$31	$17	$28	$(3)	$73

Reconciliation of “As Reported” First Quarter 2011 Results to “As Recasted”

	USFE&G	Commercial Power	International Energy	Total Segments	Other	Duke Energy

Reported EBIT (Prior Segment Measure)	$712	$91	$180	$983	$(45)	$938
Special Items:
Economic hedges	—	4	—	4	—	4
Costs to achieve	—	—	—	—	11	11
Adjusted EBIT (Corporate Measure)	712	95	180	987	(34)	953

Segment allocation changes
Corporate governance costs	(43)	(6)	(2)	(51)	51	—

Line item mapping changes:
Other income and expense below EBIT	(2)	5	19	22	5	27
Interest expense	(140)	(24)	(16)	(180)	(39)	(219)
Income taxes	(186)	(18)	(49)	(253)	15	(238)
Noncontrolling interest	—	—	(4)	(4)	2	(2)
Adjusted Segment Income (Corporate Measure)	341	52	128	521	—	521

Special Items, net of tax:
Economic hedges, net of tax	—	(3)	—	(3)	—	(3)
Costs to achieve, net of tax	—	—	—	—	(7)	(7)
Reported Segment Income (New Segment Measure)	$341	$49	$128	$518	$(7)	$511

Purpose: This supplemental schedule reconciles the Q1 2011 segment results from the previous segment measure (EBIT) to the new segment measure (Segment Income).

Reconciliation of “As Reported”  Results to “As Recasted”